Exhibit 99.3

Reconciliation Tables and Supplemental Disclosure

Fourth Quarter and Year-End 2011

The GEO Group’s (“GEO”) Reconciliation Tables and Supplemental Disclosure presented herein speaks only as of the date or period indicated, and GEO does not undertake any obligation, and disclaims any duty, to update any of this information. GEO’s future financial performance is subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The factors that could affect GEO’s future financial results are discussed more fully in our reports filed with the SEC. Readers are advised to refer to these reports for additional information concerning GEO.

Reconciliation Tables and Supplemental Disclosure

Fourth Quarter and Year-End 2011

Reconciliation of Pro Forma Net Income to Net Income

(In thousands except per share data)

	13 Weeks Ended 1-Jan-12	13 Weeks Ended 2-Jan-11	52 Weeks Ended 1-Jan-12	52 Weeks Ended 2-Jan-11
Net Income	$18,627	$23,047	$77,463	$62,790
Start-up/transition expenses, net of tax	5,207	—	15,074	2,287
International bid and proposal expenses, net of tax	—	—	703	—
Net loss attributable to non-controlling interests	112	451	1,162	678
M&A Related Expenses, net of tax	—	6,668	4,129	18,187
Loss on Extinguishment of Debt, net of tax	—	—	—	4,758
Gain on Land Sale, net of tax	—	(482)	—	(482)
IRS Settlement, net of tax	—	(2,941)	—	(2,941)

Pro forma net income	$23,946	$26,743	$98,531	$85,277

Diluted earnings per share	$0.30	$0.36	$1.22	$1.12
Start-up/transition expenses, net of tax	0.09	—	0.24	0.04
International bid and proposal expenses, net of tax	—	—	0.01	—
Net loss attributable to non-controlling interests	—	0.01	0.02	0.01
M&A Related Expenses, net of tax	—	0.10	0.06	0.32
Loss on Extinguishment of Debt, net of tax	—	—	—	0.09
Gain on Land Sale, net of tax	—	(0.01)	—	(0.01)
IRS Settlement, net of tax	—	(0.05)	—	(0.05)

Diluted pro forma earnings per share	$0.39	$0.41	$1.55	$1.52

Weighted average common shares outstanding-diluted	61,780	64,697	63,740	55,989

Reconciliation Tables and Supplemental Disclosure

Fourth Quarter and Year-End 2011

Reconciliation from Adjusted EBITDA to Net Income

(In thousands)

	13 Weeks Ended 1-Jan-12	13 Weeks Ended 2-Jan-11	52 Weeks Ended 1-Jan-12	52 Weeks Ended 2-Jan-11
Net Income	$18,627	$23,047	$77,463	$62,790
Interest expense, net	17,609	10,706	68,344	34,436
Income tax provision	12,617	10,972	47,925	39,532
Depreciation and amortization	23,509	16,015	85,341	48,111
Tax provision on equity in earnings of affiliate	701	540	2,406	2,212

EBITDA	$73,063	$61,280	$281,479	$187,081

Adjustments
Net loss attributable to non-controlling interests	$112	$451	$1,162	$678
Stock Based Compensation, pre-tax	1,270	1,106	6,113	4,639
Start-up/transition expenses, pre-tax	7,084	—	22,364	3,812
International bid and proposal expenses, pre-tax	—	—	1,091	—
M&A Related Expenses, pre-tax	—	9,693	6,308	25,381
Loss on Extinguishment of Debt, pre-tax	—	—	—	7,933
Gain on Land Sale, pre-tax	—	(801)	—	(801)
IRS Settlement, pre-tax	—	(3,323)	—	(3,323)

Adjusted EBITDA	$81,529	$68,406	$318,517	$225,400

Reconciliation Tables and Supplemental Disclosure

Fourth Quarter and Year-End 2011

Reconciliation of Adjusted Funds from Operations to Net Income

(In thousands)

	13 Weeks Ended 1-Jan-12	13 Weeks Ended 2-Jan-11	52 Weeks Ended 1-Jan-12	52 Weeks Ended 2-Jan-11
Net Income	$18,627	$23,047	$77,463	$62,790
Net loss attributable to non-controlling interests	112	451	1,162	678
Depreciation and Amortization	23,509	16,015	85,341	48,111
Income Tax Provision	12,617	10,972	47,925	39,532
Income Taxes Paid	(5,876)	(9,624)	(15,892)	(34,475)
Stock Based Compensation	1,270	1,106	6,113	4,639
Maintenance Capital Expenditures	(11,164)	(6,952)	(35,264)	(17,244)
Equity in Earnings (loss) of Affiliates, Net of Income Tax	789	(1,350)	(1,563)	(4,218)
Amortization of Debt Costs and Other Non-Cash Interest	597	(189)	1,745	3,209
Start-up/transition expenses	7,084	—	22,364	3,812
M&A Related Expenses	—	9,693	6,308	25,381
International bid and proposal expenses	—	—	1,091	—
Loss on Extinguishment of Debt	—	—	—	7,933
Gain on Land Sale, net of tax	—	(801)	—	(801)
IRS Settlement, net of tax	—	(3,323)	—	(3,323)

Adjusted Funds from Operations	$47,565	$39,045	$196,793	$136,024

Adjusted Funds from Operations Per Share	$0.77	$0.60	$3.09	$2.43

Weighted average common shares outstanding-diluted	61,780	64,697	63,740	55,989

Reconciliation Tables and Supplemental Disclosure

Fourth Quarter and Year-End 2011

Business Segment Results

(In thousands)

	13 Weeks Ended 1-Jan-12	13 Weeks Ended 2-Jan-11	52 Weeks Ended 1-Jan-12	52 Weeks Ended 2-Jan-11

Revenues
U.S. Corrections & Detention	$243,251	$242,819	$970,507	$842,417
GEO Care	109,284	78,410	426,759	213,819
International Services	53,934	52,335	215,514	190,477
Facility Construction & Design	—	834	119	23,255

	$406,469	$374,398	$1,612,899	$1,269,968

Operating Expenses
U.S. Corrections & Detention	$173,631	$168,353	$696,262	$598,275
GEO Care	82,396	64,828	326,297	179,473
International Services	49,902	47,391	198,939	176,399
Facility Construction & Design	—	100	82	20,873

	$305,929	$280,672	$1,221,580	$975,020

Depreciation & Amortization Expense
U.S. Corrections & Detention	$15,404	$12,613	$55,676	$39,744
GEO Care	7,574	2,921	27,530	6,600
International Services	531	481	2,135	1,767
Facility Construction & Design	—	—	—	—

	$23,509	$16,015	$85,341	$48,111

Reconciliation Tables and Supplemental Disclosure

Fourth Quarter and Year-End 2011

Business Segment Results (Continued)

	13 Weeks Ended 1-Jan-12	13 Weeks Ended 2-Jan-11	52 Weeks Ended 1-Jan-12	52 Weeks Ended 2-Jan-11

Compensated Mandays
U.S. Corrections & Detention	4,292,456	4,153,398	17,294,496	15,071,558
GEO Care	462,752	483,411	1,915,031	1,214,304
International Services	646,244	650,377	2,571,127	2,536,869

	5,401,452	5,287,186	21,780,654	18,822,731

Revenue Producing Beds
U.S. Corrections & Detention	50,471	53,812	50,471	53,812
GEO Care	5,906	6,120	5,906	6,120
International Services	7,149	7,147	7,149	7,147

	63,526	67,079	63,526	67,079

Average Occupancy*
U.S. Corrections & Detention	95.5%	93.0%	94.8%	93.8%
GEO Care	85.2%	86.7%	86.7%	89.0%
International Services	99.3%	100.0%	99.8%	100.0%
	94.9%	93.2%	94.6%	94.3%

* Average occupancy excludes the impact of GEO’s idle facilities.

Reconciliation Tables And Supplemental Disclosure

Fourth Quarter and Year-End 2011

GEO Corrections & Detention

	13-weeks	13-weeks	52 Weeks	52 Weeks
	Ended	Ended	Ended	Ended
	1-Jan-12	2-Jan-11	1-Jan-12	2-Jan-11

Revenues (In thousands)
U.S. Corrections & Detention
Federal	$146,944	$139,248	$567,788	$441,158
State	93,559	100,922	391,912	392,341
Local	1,278	1,411	4,577	1,992
Other	1,470	1,238	6,230	6,926

Total U.S. Corrections & Detention	$243,251	$242,819	$970,507	$842,417

Compensated Mandays
U.S. Corrections & Detention
Federal	2,062,053	1,851,338	8,077,595	5,995,923
State	2,199,161	2,274,089	9,096,647	9,038,252
Local	31,242	27,971	120,254	37,383
Other	—	—	—	—

Total U.S. Corrections & Detention	4,292,456	4,153,398	17,294,496	15,071,558

Reconciliation Tables and Supplemental Disclosure

Fourth Quarter and Year-End 2011

GEO Care

	13-weeks	13-weeks	52 Weeks	52 Weeks
	Ended	Ended	Ended	Ended
	1-Jan-12	2-Jan-11	1-Jan-12	2-Jan-11
Revenues (In thousands)
Residential Treatment Services	$37,065	$33,799	$146,721	$136,876
Community Based Services	23,334	16,705	91,404	33,633
Youth Services	23,102	27,906	101,768	43,310
BI	25,783	—	86,866	—

	$109,284	$78,410	$426,759	$213,819

Compensated Mandays
Residential
Residential Treatment Services	167,259	156,745	659,689	633,467
Community Based Services	209,440	224,145	880,884	410,858
Youth Services	86,053	102,521	374,458	169,979

Total Residential Mandays	462,752	483,411	1,915,031	1,214,304

Non-Residential Units
Community Based Services (1)	205,755	40,395	754,968	82,702
Youth Services (2)	100,133	134,997	467,532	210,655
BI (3)	5,828,034	—	20,478,730	—

Total Non-Residential Units	6,133,922	175,392	21,701,230	293,357

(1)	Community Based Services Non-Residential units include home confinement populations and day reporting center participants

(2)	Youth Non-Residential units include education, counseling, and other outpatient treatment services.

(3)	BI Non-Residential units include electronic monitoring services and ISAP participants

Reconciliation Tables and Supplemental Disclosure

Fourth Quarter and Year-End 2011

Idle Facilities

The following table contains a list of idle facilities, which GEO is currently marketing to correctional and detention agencies.

Facility	Location	Bed Count	Prospective Customer
Great Plains Correctional Facility	Oklahoma	2,048	State & Federal

Aurora Detention Facility	Colorado	1,000	Federal

North Lake Correctional Facility	Michigan	1,740	State & Federal

Desert View Community Correctional Facility	California	650	Counties & Federal

Central Valley Community Correctional Facility	California	640	Counties & Federal

Leo Chesney Community Correctional Facility	California	318	Counties & Federal

Mesa Verde Community Correctional Facility	California	400	Counties & Federal

McFarland Community Correctional Facility	California	260	Counties & Federal

Golden State Community Correctional Facility *	California	625	Counties & Federal

		7,681

The combined carrying costs to keep the facilities idle equal approximately $0.15 per share.

*	The Golden State Community Correctional Facility in California is scheduled to close on July 1, 2012.